N / E / W / S R / E / L / E / A / S / E

January 28, 2014

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 2013 RECORD NET INCOME OF MORE THAN $42 MILLION

First Merchants Corporation (NASDAQ - FRME) has reported full year 2013 record net income available to common shareholders of $42.2 million compared to $40.6 million earned in 2012. Full-year 2013 earnings per share totaled $1.41 equaling 2012. Included in the full year results are $5.4 million, or $.12 per share, of acquisition expenses related to the CFS Bancorp (CFS) merger. By contrast, 2012 results include a one-time gain from the FDIC purchase of SCB Bank totaling $9.1 million, or $.21 per share. Fourth quarter 2013 earnings per share totaled $.34 compared to $.32 in 2012. Net income available to common stockholders totaled $11.2 million, a $2 million increase over the $9.2 million reported in the fourth quarter of 2012.

Michael C. Rechin, President and Chief Executive Officer, stated, “Our teams are energized by the closing of the CFS merger on November 12th 2013, and we are looking forward to capturing the full earnings impact in our 2014 results.” Rechin also added, “2013 was a highly successful year for us by many measures, including record net income of $42.2 million, healthy organic loan growth and the addition of CFS with its $1.1 billion balance sheet. In addition, we optimized our capital structure and increased First Merchants market capitalization by more than 90 percent to over $800 million. Our employees take pride in our continued progress and our merger that caps 2013 and propels us into 2014.”

Total assets equaled $5.4 billion, as loans and investments totaled $3.6 billion and $1.1 billion, respectively. Total loans increased by $730 million during the year, including $133 million of organic growth and $597 million related to the acquisition of CFS. Investments increased by $222 million during the year primarily due to the acquisition of CFS as deposits exceed loan balances by $359 million.

Net-interest income totaled $154.3 million in 2013, an increase of $2 million. Net-interest margin remained strong totaling 3.99 percent, down from 4.12 percent in 2012, as yields on earning assets declined by 34 basis points and the cost of supporting liabilities declined by 21 basis points. Net-interest income totaled $41.1 million for the fourth quarter of 2013 compared to $38.3 million during the same period of 2012.

Non-interest income totaled $54.8 million in 2013 and $64.3 million in 2012, which included the one-time gain from the FDIC purchase of SCB Bank totaling $9.1 million. Fourth quarter non-interest income increased by $867,000 over the prior year, and totaled $15.1 million. Non-interest expense totaled $137.1 million in 2012 and $143.2 million in 2013, which included acquisition expenses of $5.4 million. During the quarter, non-interest expense totaled $40.6 million and included $4.5 million of the $5.4 million in acquisition expenses.

Provision expense totaled $6.6 million for the year, down from $18.5 million in 2012. Net charge-offs totaled $8.1 million during the year, also down from $20.1 million in 2012. CFS loan marks totaled nearly $40 million or 6.2 percent of purchased loans as of year-end. NPA's increased by $31.4 million, which includes CFS; however, our pre-merger NPA’s declined by 42 percent resulting in a lower total allowance for loan losses totaling $67.9 million, or 2.24 percent of loans excluding CFS.

As of December 31, 2013, the Corporation’s total risk-based capital equaled 14.54 percent, Tier 1 common risk-based capital equaled 10.37 percent, and tangible common equity ratio totaled 8.34 percent. During the quarter, the Corporation refinanced $50 million of sub-debt and redeemed $34 million of Small Business Lending Fund shares through a new $65 million, 15-year term no call 10, sub-debt instrument with a fixed coupon rate of 6.75 percent.

Mark K. Hardwick, Executive Vice President and Chief Financial Officer, stated, “The optimization of our capital structure and the repayment of the SBLF is rewarding and completes a journey that started in 2009 during the financial crisis.” Hardwick also added, “The increase in our tangible book value per share from $11.56 as of September 30, 2013 to $12.17 as of year-end is better than our earlier forecasts and market expectations. Net Income and other comprehensive income accounted for $.74 of the improvement which was offset by $.08 dilution from the acquisition and our fourth quarter dividend payment of $.05 per share. The dilution resulting from our acquisition of $.08 has an estimated one-year earn back, meaningfully shorter than our May 2013 announcement projecting three years.”

CONFERENCE CALL

First Merchants Corporation will conduct a fourth quarter earnings conference call and web cast at 2:30 p.m. (ET) on Tuesday, January 28, 2014.

To participate, dial (Toll Free) 888-317-6016 and reference First Merchants Corporation's fourth quarter earnings release. International callers please call +1 412-317-6016. A replay of the call will be available until January 28, 2015. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 10037877.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme140128.html during the time of the call.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, Commerce National Bank, and First Merchants Trust Company as divisions of First Merchants Bank, N.A. First Merchants Corporation also operates First Merchants Insurance Group, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	December 31,
	2013	2012
ASSETS
Cash and cash equivalents	$109,434	$101,460
Interest-bearing time deposits	55,069	38,443
Investment securities	1,095,579	874,363
Mortgage loans held for sale	5,331	22,300
Loans	3,632,409	2,902,209
Less: Allowance for loan losses	(67,870)	(69,366)
Net loans	3,564,539	2,832,843
Premises and equipment	74,454	52,749
Federal Reserve and Federal Home Loan Bank stock	38,990	32,785
Interest receivable	18,672	16,367
Core deposit intangibles and goodwill	202,767	149,529
Cash surrender value of life insurance	164,571	125,397
Other real estate owned	22,246	13,263
Tax asset, deferred and receivable	56,614	30,867
Other assets	28,996	14,455
TOTAL ASSETS	$5,437,262	$4,304,821
LIABILITIES
Deposits:
Noninterest-bearing	$930,772	$801,597
Interest-bearing	3,300,696	2,544,786
Total Deposits	4,231,468	3,346,383
Borrowings:
Federal funds purchased	125,645	18,862
Securities sold under repurchase agreements	148,672	141,828
Federal Home Loan Bank advances	122,140	94,238
Subordinated debentures and term loans	126,807	112,161
Total Borrowings	523,264	367,089
Interest payable	1,771	1,841
Other liabilities	45,836	37,272
Total Liabilities	4,802,339	3,752,585
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding - 0 and 90,782.94 shares		90,783
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 35,921,761 and 28,692,616 shares	4,490	3,587
Additional paid-in capital	380,390	256,843
Retained earnings	256,328	206,397
Accumulated other comprehensive loss	(6,410)	(5,499)
Total Stockholders' Equity	634,923	552,236
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,437,262	$4,304,821

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Twelve Months Ended
(Dollars In Thousands, Except Per Share Amounts)	December 31,		December 31,
	2013	2012	2013	2012
INTEREST INCOME
Loans receivable:
Taxable	$38,027	$36,085	$142,752	$146,745
Tax-exempt	78	122	393	480
Investment securities:
Taxable	4,143	3,809	15,214	17,027
Tax-exempt	3,020	2,544	10,829	10,189
Deposits with financial institutions	59	31	158	100
Federal Reserve and Federal Home Loan Bank stock	380	373	1,488	1,408
Total Interest Income	45,707	42,964	170,834	175,949
INTEREST EXPENSE
Deposits	2,350	3,234	10,053	14,800
Federal funds purchased	18	7	102	69
Securities sold under repurchase agreements	193	204	787	907
Federal Home Loan Bank advances	669	501	2,096	2,624
Subordinated debentures and term loans	1,342	753	3,531	5,213
Total Interest Expense	4,572	4,699	16,569	23,613
NET INTEREST INCOME	41,135	38,265	154,265	152,336
Provision for loan losses	1,016	4,505	6,648	18,534
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	40,119	33,760	147,617	133,802
OTHER INCOME
Service charges on deposit accounts	3,639	2,962	12,400	11,587
Fiduciary activities	2,237	1,984	8,594	7,891
Other customer fees	3,371	2,757	11,866	11,233
Commission income	1,585	1,454	7,141	6,224
Earnings on cash surrender value of life insurance	692	693	2,613	3,418
Net gains and fees on sales of loans	1,003	3,513	7,511	10,628
Net realized gains on sales of available for sale securities		255	487	2,389
Gain on FDIC modified whole bank transaction				9,124
Other income	2,546	588	4,197	1,808
Total Other Income	15,073	14,206	54,809	64,302
OTHER EXPENSES
Salaries and employee benefits	23,470	20,320	85,413	79,398
Net occupancy	2,992	2,494	10,291	10,186
Equipment	2,369	1,942	7,737	7,201
Marketing	675	616	2,236	2,158
Outside data processing fees	1,205	1,361	5,591	5,656
Printing and office supplies	378	321	1,340	1,169
Core deposit amortization	496	489	1,649	1,927
FDIC assessments	767	738	2,862	3,509
Other real estate owned and credit-related expenses	1,668	1,766	6,661	8,178
Other expenses	6,538	4,456	19,439	17,733
Total Other Expenses	40,558	34,503	143,219	137,115
INCOME BEFORE INCOME TAX	14,634	13,463	59,207	60,989
Income tax expense	3,187	3,153	14,677	15,867
NET INCOME	11,447	10,310	44,530	45,122
Preferred stock dividends	(241)	(1,135)	(2,380)	(4,539)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$11,206	$9,175	$42,150	$40,583
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.34	$0.32	$1.42	$1.42
Diluted Net Income Available to Common Stockholders	$0.34	$0.32	$1.41	$1.41
Cash Dividends Paid	$0.05	$0.03	$0.18	$0.10
Average Diluted Shares Outstanding (in thousands)	32,913	28,930	30,008	28,847

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
NET CHARGE OFF'S	$(630)	$4,632	$8,144	$20,066

AVERAGE BALANCES:
Total Assets	$4,950,274	$4,293,082	$4,455,411	$4,245,996
Total Loans	3,292,993	2,867,793	3,008,555	2,819,816
Total Earning Assets	4,409,496	3,875,969	4,017,247	3,833,174
Total Deposits	3,860,452	3,321,997	3,465,640	3,263,020
Total Stockholders' Equity	576,157	551,414	540,255	535,497

FINANCIAL RATIOS:
Return on Average Assets	0.91%	0.85%	0.95%	0.96%
Return on Average Stockholders' Equity	7.78	6.66	7.80	7.58
Return on Average Common Stockholders' Equity	8.05	7.97	8.55	9.13
Average Earning Assets to Average Assets	89.08	90.28	90.17	90.28
Allowance for Loan Losses as % of Total Loans	1.87	2.37	1.87	2.37
Net Charge Off's as % of Average Loans (Annualized)	(0.08)	0.65	0.27	0.71
Average Stockholders' Equity to Average Assets	11.64	12.84	12.13	12.61
Tax Equivalent Yield on Earning Assets	4.30	4.58	4.40	4.74
Cost of Supporting Liabilities	0.41	0.48	0.41	0.62
Net Interest Margin (FTE) on Earning Assets	3.89	4.10	3.99	4.12
Tangible Book Value Per Share	$12.17	$10.95	$12.17	$10.95

NON-PERFORMING ASSETS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012
Non-Accrual Loans	$56,402	$34,992	$38,971	$46,761	$53,399
Renegotiated Loans	3,048	3,269	4,407	5,445	12,681
Non-Performing Loans (NPL)	59,450	38,261	43,378	52,206	66,080
Other Real Estate Owned	22,246	12,052	11,765	13,130	13,263
Non-Performing Assets (NPA)	81,696	50,313	55,143	65,336	79,343
90+ Days Delinquent	1,350	837	1,072	959	2,037
NPAS & 90 Day Delinquent	$83,046	$51,150	$56,215	$66,295	$81,380

Loan Loss Reserve	$67,870	$66,224	$68,202	$68,537	$69,366
Quarterly Net Charge-offs	(630)	3,511	2,332	2,931	4,632
NPAs / Actual Assets %	1.50%	1.16%	1.27%	1.54%	1.84%
NPAs & 90 Day / Actual Assets %	1.53%	1.18%	1.30%	1.56%	1.89%
NPAs / Actual Loans and OREO %	2.23%	1.71%	1.87%	2.24%	2.70%
Loan Loss Reserves / Actual Loans (%)	1.87%	2.26%	2.32%	2.36%	2.37%
Net Charge Off's as % of Average Loans (Annualized)	(0.08)%	0.48%	0.32%	0.40%	0.65%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012
ASSETS
Cash and cash equivalents	$109,434	$92,341	$69,404	$51,592	$101,460
Interest-bearing time deposits	55,069	18,875	59,898	60,407	38,443
Investment securities	1,095,579	914,135	908,992	869,563	874,363
Mortgage loans held for sale	5,331	5,312	14,531	26,555	22,300
Loans	3,632,409	2,925,457	2,920,080	2,879,542	2,902,209
Less: Allowance for loan losses	(67,870)	(66,224)	(68,202)	(68,537)	(69,366)
Net loans	3,564,539	2,859,233	2,851,878	2,811,005	2,832,843
Premises and equipment	74,454	54,386	54,165	53,762	52,749
Federal Reserve and Federal Home Loan Bank stock	38,990	32,790	32,790	32,777	32,785
Interest receivable	18,672	16,171	15,186	15,346	16,367
Core deposit intangibles and goodwill	202,767	148,376	148,759	149,142	149,529
Cash surrender value of life insurance	164,571	127,322	126,710	126,098	125,397
Other real estate owned	22,246	12,052	11,765	13,130	13,263
Tax asset, deferred and receivable	56,614	31,385	30,959	27,597	30,867
Other assets	28,996	13,533	13,227	15,856	14,455
TOTAL ASSETS	$5,437,262	$4,325,911	$4,338,264	$4,252,830	$4,304,821
LIABILITIES
Deposits:
Noninterest-bearing	930,772	790,174	$741,095	$763,965	$801,597
Interest-bearing	3,300,696	2,465,672	2,591,698	2,546,843	2,544,786
Total Deposits	4,231,468	3,255,846	3,332,793	3,310,808	3,346,383
Borrowings:
Federal funds purchased	125,645	115,938	57,085		18,862
Securities sold under repurchase agreements	148,672	123,935	161,779	161,813	141,828
Federal Home Loan Bank advances	122,140	172,292	92,743	93,169	94,238
Subordinated debentures and term loans	126,807	111,849	111,778	111,778	112,161
Total Borrowings	523,264	524,014	423,385	366,760	367,089
Interest payable	1,771	1,155	1,150	1,348	1,841
Other liabilities	45,836	31,427	41,643	35,356	37,272
Total Liabilities	4,802,339	3,812,442	3,798,971	3,714,272	3,752,585
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding		34,043	68,087	68,087	90,783
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding	4,490	3,603	3,600	3,598	3,587
Additional paid-in capital	380,390	258,350	257,626	256,966	256,843
Retained earnings	256,328	233,546	225,034	216,530	206,397
Accumulated other comprehensive loss	(6,410)	(16,198)	(15,179)	(6,748)	(5,499)
Total Stockholders' Equity	634,923	513,469	539,293	538,558	552,236
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,437,262	$4,325,911	$4,338,264	$4,252,830	$4,304,821

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012
INTEREST INCOME
Loans receivable:
Taxable	$38,027	$33,548	$34,018	$37,159	$36,085
Tax-exempt	78	85	113	117	122
Investment securities:
Taxable	4,143	3,876	3,577	3,618	3,809
Tax-exempt	3,020	2,840	2,515	2,454	2,544
Deposits with financial institutions	59	18	62	19	31
Federal Reserve and Federal Home Loan Bank stock	380	369	368	371	373
Total Interest Income	45,707	40,736	40,653	43,738	42,964
INTEREST EXPENSE
Deposits	2,350	2,213	2,599	2,891	3,234
Federal funds purchased	18	72	1	11	7
Securities sold under repurchase agreements	193	192	208	194	204
Federal Home Loan Bank advances	669	506	462	459	501
Subordinated debentures and term loans	1,342	731	733	725	753
Total Interest Expense	4,572	3,714	4,003	4,280	4,699
NET INTEREST INCOME	41,135	37,022	36,650	39,458	38,265
Provision for loan losses	1,016	1,533	1,997	2,102	4,505
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	40,119	35,489	34,653	37,356	33,760
OTHER INCOME
Service charges on deposit accounts	3,639	3,120	2,912	2,729	2,962
Fiduciary activities	2,237	1,986	2,264	2,107	1,984
Other customer fees	3,371	2,899	2,816	2,780	2,757
Commission income	1,585	1,636	1,748	2,172	1,454
Earnings on cash surrender value of life insurance	692	611	610	700	693
Net gains and fees on sales of loans	1,003	1,673	2,457	2,378	3,513
Net realized gains on sales of available for sale securities			239	248	255
Other income	2,546	(125)	1,013	763	588
Total Other Income	15,073	11,800	14,059	13,877	14,206
OTHER EXPENSES
Salaries and employee benefits	23,470	20,616	20,536	20,791	20,320
Net occupancy	2,992	2,430	2,267	2,602	2,494
Equipment	2,369	1,852	1,742	1,774	1,942
Marketing	675	559	535	467	616
Outside data processing fees	1,205	1,515	1,391	1,480	1,361
Printing and office supplies	378	320	311	331	321
Core deposit amortization	496	383	383	387	489
FDIC assessments	767	677	674	744	738
Other real estate owned and credit-related expenses	1,668	1,648	1,479	1,866	1,766
Other expenses	6,538	4,219	4,424	4,258	4,456
Total Other Expenses	40,558	34,219	33,742	34,700	34,503
INCOME BEFORE INCOME TAX	14,634	13,070	14,970	16,533	13,463
Income tax expense	3,187	2,667	4,155	4,668	3,153
NET INCOME	11,447	10,403	10,815	11,865	10,310
Preferred stock dividends	(241)	(430)	(852)	(857)	(1,135)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$11,206	$9,973	$9,963	$11,008	$9,175

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.34	$0.35	$0.35	$0.38	$0.32
Diluted Net Income Available to Common Stockholders	$0.34	$0.35	$0.34	$0.38	$0.32
Cash Dividends Paid	$0.05	$0.05	$0.05	$0.03	$0.03
Average Diluted Shares Outstanding (in thousands)	32,913	29,081	29,024	28,971	28,930
FINANCIAL RATIOS:
Return on Average Assets	0.91%	0.93%	0.92%	1.04%	0.85%
Return on Average Stockholders' Equity	7.78	7.85	7.34	8.25	6.66
Return on Average Common Stockholders' Equity	8.05	8.42	8.40	9.47	7.97
Average Earning Assets to Average Assets	89.08	90.71	90.59	90.46	90.28
Allowance for Loan Losses as % of Total Loans	1.87	2.26	2.32	2.36	2.37
Net Charge Off's as % of Average Loans (Annualized)	(0.08)	0.48	0.32	0.40	0.65
Average Stockholders' Equity to Average Assets	11.64	11.85	12.54	12.56	12.84
Tax Equivalent Yield on Earning Assets	4.30	4.35	4.29	4.70	4.58
Cost of Supporting Liabilities	0.41	0.38	0.41	0.45	0.48
Net Interest Margin (FTE) on Earning Assets	3.89	3.97	3.88	4.25	4.10
Tangible Book Value Per Share	$12.17	$11.56	$11.27	$11.24	$10.95

LOANS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012
Commercial and industrial loans	$761,705	$652,356	$657,764	$637,952	$622,579
Agricultural production financing and other loans to farmers	114,348	98,489	105,175	104,284	112,527
Real estate loans:
Construction	177,082	149,875	101,909	75,877	98,639
Commercial and farmland	1,611,809	1,264,180	1,272,761	1,280,611	1,266,682
Residential	616,385	452,277	460,108	467,629	473,537
Home Equity	255,223	206,816	203,788	201,767	203,406
Individuals' loans for household and other personal expenditures	69,783	70,380	79,258	73,314	75,748
Lease financing receivables, net of unearned income	1,545	1,815	1,828	2,013	2,590
Other loans	24,529	29,269	37,489	36,095	46,501
Loans	3,632,409	2,925,457	2,920,080	2,879,542	2,902,209
Allowance for loan losses	(67,870)	(66,224)	(68,202)	(68,537)	(69,366)
NET LOANS	$3,564,539	$2,859,233	$2,851,878	$2,811,005	$2,832,843

DEPOSITS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012
Demand deposits	$2,018,650	$1,610,662	$1,648,712	$1,590,709	$1,646,756
Savings deposits	1,257,994	937,521	916,481	891,061	831,952
Certificates and other time deposits of $100,000 or more	272,660	190,866	205,467	224,505	236,470
Other certificates and time deposits	595,110	422,151	448,885	481,446	502,927
Brokered deposits	87,054	94,646	113,248	123,087	128,278
TOTAL DEPOSITS	$4,231,468	$3,255,846	$3,332,793	$3,310,808	$3,346,383

CONSOLIDATED BALANCE SHEETS (AVERAGE)
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012
ASSETS
Cash and cash equivalents	$91,121	$69,974	$69,045	$62,221	$70,817
Interest-bearing time deposits	116,839	24,497	109,522	48,807	83,309
Investment securities	963,478	908,419	880,241	865,255	908,788
Mortgage loans held for sale	5,069	11,063	17,489	31,271	23,155
Loans	3,287,924	2,907,144	2,892,199	2,878,845	2,844,638
Less: Allowance for loan losses	(66,949)	(69,117)	(69,296)	(69,890)	(70,382)
Net loans	3,220,975	2,838,027	2,822,903	2,808,955	2,774,256
Premises and equipment	66,383	54,757	53,896	53,763	51,868
Federal Reserve and Federal Home Loan Bank stock	36,095	32,790	32,789	32,782	32,821
Interest receivable	17,359	14,026	13,864	13,885	16,252
Core deposit intangibles and goodwill	177,518	148,571	148,954	149,340	149,776
Cash surrender value of life insurance	152,972	126,922	126,315	125,646	124,916
Other real estate owned	16,557	11,669	12,202	14,073	13,512
Tax asset, deferred and receivable	49,525	32,484	27,676	28,605	28,748
Other assets	36,383	13,783	14,683	14,352	14,864
TOTAL ASSETS	$4,950,274	$4,286,982	$4,329,579	$4,248,955	$4,293,082
LIABILITIES
Deposits:
Noninterest-bearing	883,044	775,545	753,695	776,527	737,611
Interest-bearing	2,977,408	2,519,824	2,632,227	2,540,184	2,584,386
Total Deposits	3,860,452	3,295,369	3,385,922	3,316,711	3,321,997
Borrowings:
Federal funds purchased	21,367	68,236	2,267	14,757	7,991
Securities sold under repurchase agreements	135,697	126,938	158,377	139,780	150,319
Federal Home Loan Bank advances	149,278	139,941	93,014	93,916	110,361
Subordinated debentures and term loans	121,795	111,779	111,778	112,149	112,168
Total Borrowings	428,137	446,894	365,436	360,602	380,839
Interest payable	1,811	1,592	1,808	2,074	2,262
Other liabilities	83,717	35,093	33,492	35,771	36,570
Total Liabilities	4,374,117	3,778,948	3,786,658	3,715,158	3,741,668
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding	19,242	34,413	68,087	68,591	90,783
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding	4,075	3,601	3,598	3,587	3,584
Additional paid-in capital	323,196	257,847	257,147	256,682	256,445
Retained earnings	245,083	230,077	221,606	210,550	202,921
Accumulated other comprehensive loss	(15,564)	(18,029)	(7,642)	(5,738)	(2,444)
Total Stockholders' Equity	576,157	508,034	542,921	533,797	551,414
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,950,274	$4,286,982	$4,329,579	$4,248,955	$4,293,082